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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

               Date of Report (Date of earliest event reported):

                                NOVEMBER 21, 1996


                          CAMBRIDGE NEUROSCIENCE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                         0-19193                     13-3319074
---------------                   ------------               -------------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


              ONE KENDALL SQUARE, BUILDING 700, CAMBRIDGE, MA 02139
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 225-0600


                            Total Number of Pages 6.
                            Exhibit Index at Page 4.

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Item 5 - Other Events
---------------------

         On November 21, 1996, Cambridge NeuroScience, Inc. (the "Company") issued a news release announcing that it had entered into a collaboration with Allergan Inc. to develop treatments for glaucoma and other ophthalmic diseases. In conjunction with the signing of this collaboration agreement, on November 21 Allergan Inc. purchased 175,103 shares of Cambridge NeuroScience common stock for $3.0 million, or $17.13 per share. The information contained in this news release is incorporated herein by reference and filed as Exhibit 99.34 hereto.

Item 7 - Financial Statements and Exhibits
------------------------------------------

         (c)      Exhibits.

                  99.34    The Company's News Release dated November 21, 1996




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CAMBRIDGE NEUROSCIENCE, INC.



Date: November 21, 1996                 /s/ Harry W. Wilcox, III
                                        ----------------------------------------
                                        Harry W. Wilcox, III
                                        Sr. Vice President, Finance and Business
                                        Development; Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Sequential
Number                             Description                          Page
----------                         -----------                          ----

99.34                News Release dated November 21, 1996                5




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